UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 28, 2011

BioFuel Energy Corp.
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200
Denver, CO  80202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-6500

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Please see the disclosure provided in Item 2.03 below, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 28, 2011, Buffalo Lake Energy, LLC and Pioneer Trail Energy, LLC which own and operate the Company’s ethanol plants in Fairmont, Minnesota and Wood River, Nebraska, respectively, (the “Project Subsidiaries”), and each a wholly-owned indirect subsidiary of BioFuel Energy LLC (“BFE Energy”), the Company’s direct operating subsidiary, received funding in an aggregate amount of $4,296,857 under an operating lease (the “Operating Leases”) each Project Subsidiary has entered into with Farnam Street Financial, Inc..  This funding will be used to pay for some of the costs of corn oil extraction systems (“COES”) that each of the Project Subsidiaries is installing in its respective ethanol plant.

Under the terms of the Operating Leases, the Project Subsidiaries may draw up to an aggregate of $7,850,000 to fund installation of the two COES.  The remaining expense of installation will be borne by the Project Subsidiaries out of cash on hand.  Under the terms of the Operating Leases, monthly payments will commence upon completion of installation, which the Company expects to occur by the end of the fourth quarter, and will continue for two (2) years.  Upon expiration of the initial term, each of the Project Subsidiaries will have the option to either renew for a subsequent one (1) year term or purchase the COES at its then fair market value.  Each of the Operating Leases is unconditionally guaranteed by BFE Energy Corp. (referred to herein as the “Company”).

The above description is only a summary of the material terms of the Operating Leases and does not purport to be complete.  You are advised to refer to the actual terms of the Operating Leases and accompanying Lease Schedules, which are attached to this report as Exhibits 10.1 and 10.2, respectively, to this Current Report for the full details of the terms thereof.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1	Lease Agreement and Lease Schedule No. 1 dated as of October 5, 2011, by and between Buffalo Lake Energy, LLC and Farnam Street Financial, Inc..

10.2	Lease Agreement and Lease Schedule No. 1 dated as of October 5, 2011, by and between Pioneer Trail Energy, LLC and Farnam Street Financial, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: October 31, 2011	By:	/s/ Kelly G. Maguire
	Name:	Kelly G. Maguire
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Lease Agreement and Lease Schedule No. 1 dated as of October 5, 2011, by and between Buffalo Lake Energy, LLC and Farnam Street Financial, Inc..

10.2	Lease Agreement and Lease Schedule No. 1 dated as of October 5, 2011, by and between Pioneer Trail Energy, LLC and Farnam Street Financial, Inc..